SCHEDULE 14A
                                 (Rule 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT

                              SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
 [ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e) (2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11© or Rule 14a-12

                             Ocean Bio-Chem, Inc.
-------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1)
and 0-11.
          (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
          (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
          (4) Proposed maximum aggregate value of transaction:
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          (5) Total fee paid:
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     [ ] Fee paid previously with preliminary materials:
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     [ ]Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement no.:
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          (3) Filing Party:
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          (4) Date Filed:
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


                        OCEAN BIO-CHEM, INC.
                        4041 S. W. 47 Avenue
                   Fort Lauderdale, Florida 33314

                                                          April 22, 1997




                               PROXY STATEMENT
                               ---------------

General Information

     The accompanying proxy is solicited by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company on May 6, 1997 at 9:00 a.m., and at any adjournments thereof. The proxy will be voted in accordance with the instructions thereon if it is returned duly executed and is not revoked.

     The proxy hereby solicited is revocable at any time prior to its exercise by sending in a subsequent proxy (with the same or other instructions), by appearing at the Annual Meeting of Shareholders and voting in person, or by notifying the Company in writing that it is revoked.

     This proxy statement and the accompanying proxy were first mailed to shareholders on or about April 25, 1997. The record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting has been fixed as April 18, 1997. Only holders of shares of record at the close of business on that date of the Company's Common Stock, par value $.01 per share (hereinafter the "Shares"), will be entitled to notice of and to vote at said meeting. As of that record date, the number of outstanding Shares entitled to vote was 3,702,078. Each share of Common Stock is entitled to vote one vote. The Company is bearing the cost of soliciting proxies. The proxies are being solicited by the Board of Directors of the Company.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
        --------------------------------------------------------------

     The following table sets forth information at December 31, 1996 with respect to the beneficial ownership of the Registrant's Common Stock by holders of more than 5% of such stock and by all directors and officers of the Registrant as a group:

Title          Name and Address of          Amount and Nature       Percent
  of              Beneficial                  of Beneficial           of
Class               Owner                      Ownership             Class
-------     ----------------------          ------------------      --------
Common       Peter G. Dornau                   2,333,956*             57.6%
             President, Director
             4041 S. W. 47 Avenue
             Ft. Lauderdale, FL 33314

Common       All Directors and                 2,465,723              60.9%
             officers as a group,
             3 individuals

Common       First Wilshire                      237,629               6.4%
             Securities Management,Inc.
             727 West Seventh Street
             Los Angeles, CA


*Includes options and warrants to purchase 287,000 shares:

     Mr. Dornau can exercise 37,000 shares within 60 days after Registrant's year end through options granted in conjunction with the Company's 1991, 1992 and 1994 Stock Option Plans.

          On February 3, 1993 the Company granted Mr. Dornau an option to purchase 100,000 shares of the Company's Common Stock at $1.38 per share. The option expires in five (5) years (see item 1 also). The option was granted in consideration of Mr. Dornau personally guaranteeing $1,300,000 of bank loans to the Company. The option exercise price is 100% of the price of the Company's Common Stock on the date of grant.

     On April 13, 1994 the Company granted Mr. Dornau a five year option for 150,000 shares at a price of $2.25 representing 100% of the price of the Common Stock at the time of grant in consideration of his personally guaranteeing the Company's loan from a commercial bank.

                                     ITEM 1
                                     ------

                               ELECTION OF DIRECTORS
                               ---------------------

     At the Annual Meeting, two Directors are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted by the persons designated as proxies for the persons named in the following table, both of whom are now Directors of the
Company:

                             Executive
                  Director   Officer               Sole
Name              Since      Since        Age      Occupation
---------------   --------   ---------    ---      -----------------------------

Peter G. Dornau     1973      1973        57       President and Chairman of the
                                                   Board of Ocean Bio-Chem, Inc.
                                                   since 1973.

Jeffrey Tieger      1982      1982        53       Vice President-Director Ocean
                                                   Bio-Chem, Inc. since 1977;
                                                   Secretary since 1982.

Julio DeLeon          -       1994        45       Vice President, Finance


     The terms of office of Mr. Dornau and Mr. Tieger expire in May, 1997.

     The Company's Board of Directors held a total of one (1) meeting during the fiscal year ended December 31, 1996, at which all the Directors were present. The Company has no standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions. There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or executive officer of the Company. There is no arrangement or understanding between any such Director and any other person pursuant to which such Director was selected as a Director or nominee for Director of the Company. Directors receive no compensation for serving as Directors. Officers of the Company serve continuously at the pleasure of the Board of Directors.

     The Board of Directors recommends a vote FOR the nominees.

             SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
             ----------------------------------------------

     The following table sets forth, as of January 1, 1997, information concerning the number of shares of Common Stock beneficially owned by each Director and nominee individually and by all executive officers and Directors of the Company as a group. Peter G. Dornau owns approximately 57.6% of the outstanding Common Stock of the Company. All executive officers and directors
as a group own approximately 60.9% of such  Common  Stock.    The  totals
shown below for each person and for the group includes shares held personally, shares held by family members, and shares acquirable within sixty
(60) days of January 1, 1997 by the exercise of stock options granted under the Company's option plans.

              Account and Nature of Beneficial Ownership (1)
              ----------------------------------------------

Name of                  Direct (2)               Exercisable    Deferred
Beneficial               Ownership                Options        Share Units
Owner                    # Shares         %         (3)
---------------          ----------    ------     -----------    ------------
Peter G. Dornau           2,047,356     55.3%       287,000        33,000

Jeffrey Tieger               69,457      1.9%        37,000        33,000

All Executive Officers
and Directors as
a Group                   2,117,033     57.2%       349,000        97,000


     (1) Each person has sole voting and investment power with respect to all shares shown except as indicated below.

     (2) Does not include options to Mr. Dornau for giving loan guarantees. In February 1993, the Company granted Mr. Dornau an option to purchase 100,000 shares at $1.38. The option expires in February 1998 and was granted in connection with Mr. Dornau's guarantee of a loan from its commercial bank. On April 13, 1994 the Company granted Mr. Dornau a five year option for 150,000 shares at a price of $2.25 in consideration of his personally guaranteeing the Company's $1,500,000 loan from its commercial bank. Both grants represent
100% of the stock price at the time of the grant. Does not include options that may be exercisable from Registrant's various option plans within a 60 day period after fiscal year end.

     (3) Represents shares subject to stock options that are exercisable currently or within sixty (60) days of January 1, 1997.

                    EXECUTIVE COMPENSATION
                    ----------------------
Introduction

     The following table sets forth the amount of compensation of the Chief Executive Officer of the Company for each of the years 1994, 1995 and 1996. There are no other officers earning $100,000 or more annually.


                      SUMMARY COMPENSATION TABLE

Name and                Annual Compensation       Long Term Compensation
Principal Position       Year  Salary   Bonus     Options     Underlying
                                                  SARs(1)     Security
---------------------   ----------------------    ------------------------
Peter G., Dornau, CEO    1996  $94,256 $17,000     15,000     Common Stock
                         1995  $90,612 $18,000     15,000     Common Stock
                         1994  $77,560 $24,200        -            -


     (1)The Company maintains plans under which stock options may be awarded. However, the Company does not maintain a "long-term incentive plan," as that term is used in the applicable SEC rules, under which payments are measured by performance of the Company over longer than a one-year period. Common stock is usually valued at fair market value on grant day.

     Stock Option Plans

     The Company had in effect the 1991, 1992 and 1994 Stock Option Plans (the "1991 Plan", "1992 Plan" and "1994 Plan") that permit the granting of stock options to purchase shares of Common Stock of the Company. All employees of the Company and its subsidiaries are eligible to be selected to participate in all Plans. The Plans are administered by the Board of Directors, which selects employees to be participants and determines the type and number of awards to be granted.

     The number of shares available for grant under each of the 1991 and 1992 Plans is 200,000 shares of Common Stock of the Company. The option price for stock options granted under both Plans is not less than the fair market value of Common Stock on the date of grant and the term of each option is fixed by the Committee. Options become exercisable as determined by the Board of Directors.

     In 1994, the Shareholders approved the "1994 Non-Qualified Stock Option Plan." The plan permits the granting of stock options to purchase shares of Common Stock of the Company at prices determined by the Board of Directors. Pursuant to such Plan, 400,000 shares have been made available.

Options/SAR Grants in Last Fiscal Year

The following tables set forth information regarding stock option transactions with respect to the named executive officers during 1996.

                     Options/SAR Grants in Last Fiscal Year

Name          Option  Percent      Exercise Market  Expiration Potential    Value at
              SAR'S   of Total     or Base  Price   Date       Realizable   Grant
              Granted Options      Price    at Date            Value at     Date
                     /SAR's       Per      of                 Assumed      Market
                     Granted      Share    Grant              Annual
                     to Employees                             Rates of
                     in Fiscal                                Stock Price
                     Year                                     Appreciation
                                                              for Option
                                                              Period
               (1)                   (2)               (4)       (5)   (5)
                                                                 5%   10%     $
------------  ------- ------------ -------- -------  --------- ------------  -------
Peter Dornau   15,000    15.15%      $2.00    $2.38  1/29/2001  $3.04  $3.83   $ .38
Jeffrey Tieger 15,000    15.15%      $2.00    $2.38  1/29/2001  $3.04  $3.83   $ .38
Julio DeLeon   15,000    15.15%      $2.00    $2.38  1/29/2001  $3.04  $3.83   $ .38

(1)Options become exercisable pursuant to a multi-year vesting schedule.

(2)Represents 81% of the average high and low sales prices as reported on the NASDAQ Exchange on the date of grant.


5

(3)The assumed rates of appreciation shown are prescribed in the applicable SEC rules for use by all companies for the purpose of this table. Such rates are not intended to represent either past or future appreciation rates with respect to the Company's Common Stock at date of grant, then at the end of a 5 year option term, the market price of the Company's Common Stock exercisable at $2.00 would be $3.04 at a 5% appreciation rate, and $3.83 at a 10% appreciation rate.

(4)Exercise dates range from January 23, 1997 through January 22, 2001.

(5)The amounts shown represent the hypothetical return to all holders of the Company's Common Stock assuming that all shareholders purchased their shares at their exercise price and that all shareholders hold the shares continuously for a five-year period. The number of shares of outstanding Common Stock on December 31, 1996 was 3,702,078.



                 Aggregated Option/SAR Exercises in Last Fiscal Year
                            FY-END Options/SAR Values

                                     (1)                          (1)       (2)
                                   Number of Unexercised     Value of Unexercised
                Shares             Options/SARs at Fiscal    In-the-Money Options
                Acquired           Year End                  /SARs at
                On        Value                              December 31, 1996
Name            Excercise Realized Exercisable Unexercisable Exercisable Unexercisable
--------------- --------- -------- ------------------------- -------------------------
Peter G. Dornau    -          -     287,000      33,000       $71,920      $2,480
Jeffrey  Tieger    -          -      37,000      33,000       $ 9,920      $2,480
Julio De Leon      -          -      25,000      31,000       $ 2,480      $1,240

(1)No SARs were outstanding at December 31, 1996.

(2)The value of unexercised in-the-money options/SARs at December 31, 1996 was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 1996 ($2.00 per Common Share) and the exercise price of the option. An option is "in-the-money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option.


Report of the Organization and Compensation Committee

     The Board of Directors (the "Committee") is responsible for setting the policies and approving the practices of the Company in its compensation to executive officers, including those named in the compensation tables in this Proxy Statement. The Company has no separate compensation committee.

     In carrying out its responsibility in 1996, the Committee considered the following:

     1.  The Company's financial performance;

     2.The Company's policies and practices for compensation of employees generally;

     3.The historical philosophy of the Company to reward according to merit, commitment to, and performance of, the Company.

     The compensation structure for all employees of the Company, including the executive officer named in the compensation tables in this Proxy Statement, consists of base salary, paid weekly. Base salary of an employee is designed to be competitive with base salaries in the Company's geographical area of operations.

     Executive officers and other key employees may receive additional cash bonuses under the variable award plan. These bonuses are paid from a bonus pool determined by the Board of Directors based upon the performance of the Company. Individual bonuses are determined by an executive's level of responsibility within the Company and an executive's performance in any year.

     Executive officers and other key employees may also receive compensation in the form of stock options. The number of stock options granted to an executive is determined by the Board of Directors and depends principally upon an individual's level of responsibility within the Company and performance by the individual. Since stock options are granted at the average market price on the date of grant and have value only if the market price on the underlying Common Stock increases, and since the exercisability of options vests over a five (5) year period after the grant date, the Board of Directors believes stock options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force. In addition, the Company encourages stock ownership and retention of Common Stock by employees. Mr. Dornau and Mr. Tieger are the members of the Board of Directors.

Performance Comparisons

     The following chart compares the cumulative total shareholder return of the Company for the five years ended December 31, 1996 to the cumulative total shareholder return of (a) the NASDAQ market US stocks, and (b) the Industry Index, which is the NASDAQ Non-Financial Stocks index.



                            CUMMULATIVE ANNUAL RETURN

                                     ANNUAL RETURN
                        ---------------------------------------------
CALENDAR YEAR END         1992      1993     1994     1995     1996
--------------------     ------    ------   -------  ------   -------
OCEAN BIO CHEM           43.75%    82.61%    0.00%   -4.76%    -20.00%
NASDAQ US                16.38%    14.79%   -2.25%   41.42%     23.01%
NASDAQ NON FINANCIAL      9.39%    15.46%   -3.85%   39.36%     21.50%


     The Company believes that no single peer index or peer company is totally comparable to the Company's business. The peer indices used to compare total shareholder return include companies which supply to diverse markets. Some of the Company's direct competitors are divisions that represent small portions of companies and are not included in the peer comparisons since information is not available to the Company to show those divisions separately from the parent.

                   EMPLOYEE AND EXECUTIVE OFFICER BENEFIT PLANS
                   --------------------------------------------

     The Company maintains the stock option and bonus plans described above in this Proxy Statement and the group health, hospitalization and life insurance plans generally available to all employees. The Company does not maintain a pension plan, profit-sharing plan, 401(k) savings plan, executive death benefit plan, executive salary continuation plan, or severance payment plan.

                            CERTAIN TRANSACTIONS
                            --------------------

     On April 4, 1988, the company entered a ten year lease for approximately 12,000 square feet of office and warehouse facilities in Ft. Lauderdale, Florida from an entity owned by officers of the Company. The lease requires for 1996 a minimum rental of $84,000 with provision for yearly increases based on the Consumer Price Index (base: March 1988=100) and has provision for real estate taxes, operating and maintenance charges to be paid by the Company. Additionally, the annual rental can increase or decrease 7% annually for every 1% increase or decrease in the lessor's commercial bank's rate from a base of 8.5%.

     The Registrant has rights to the Star brite name and products only for the United States and Canada as a condition to its original public offering. The President of the Registrant is the beneficial owner of the three companies which market Star brite products outside the United States and Canada. Registrant has advanced monies to assist in such foreign marketing in order to establish an international trademark. As of December 31, 1996 and 1995 amounts owed to Registrant by the three companies were approximately $596,000 and $547,000, respectively. These amounts have been advanced by the Registrant on open account with requirements of repayment between five and seven years. Advances bear interest at the rate of interest charged to the Registrant on its bank line of credit.

     The Registrant has a business relationship with an entity owned by the President whereby research and development of current and new products are performed by this entity. Pursuant to such relationship the Registrant paid $30,000 in 1995 and 1996.

     The Company has granted stock options to Peter Dornau in consideration for guarantees of bank loans. (See Security Ownership). At year end the Registrant had $125,000 receivable from Mr. Dornau for the exercise of stock options. The Registrant expects to collect such receivable during 1997.

         The Board of Directors recommends a vote FOR election of the nominees to the Board of Directors

                                      ITEM 2
                                      ------

                                     AUDITORS
                                     --------
     The Board of Directors has selected, subject to shareholder ratification, Infante, Lago & Company., Certified Public Accounts, as the independent auditors of the Company for the year ending December 31, 1997.

     Accounting services provided by Infante, Lago & Company, Certified Public Accountants, included the annual examination of the Company's financial statements and assistance and consultation regarding the Company's annual filings with the Securities and Exchange Commission.

     The Board of Directors anticipates that a representative of Infante, Lago & Company, Certified Public Accountants, will be present at the Annual Meeting of Shareholders. He will have the opportunity to make a statement if he so desires, although this is not anticipated, and he will be available to respond to questions.

     The Board of Directors recommends a vote FOR this proposal.

                    SHARES OUTSTANDING AND VOTING RIGHTS
                    ------------------------------------

     Directors and Officers holding Shares of the Common Stock control in the aggregate 57.2% of the outstanding Shares, and all intend to vote such Shares in person or by proxy in favor of all proposals of the Board of Directors to be voted upon. A majority of the Shares voting in favor of a proposal is sufficient to adopt it.

     The cost of preparing, assembling, and mailing the proxy and related materials will be borne by the Company. Proxies may also be solicited by person, by interview and telephone, and brokers and dealers in securities and others may be requested to forward proxy soliciting material to the beneficial owners of Shares held of record by such persons. Similarly, proxies may be solicited by Directors and Officers at a nominal cost to the Company.

     The proxies named in the enclosed form of proxy and their substitutes will vote the Shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face.

                        SHAREHOLDER PROPOSALS
                        ---------------------

     It is anticipated that the next Annual Meeting of Shareholders will be held on or about 9:00 a.m., May 14, 1998. Shareholder proposals intended to be presented at the May 14, 1998 Annual Meeting pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, by January 1, 1998 for inclusion in the Company' s Proxy Statement and Form of Proxy relating to that meeting.

           Compliance with Section 16(a) of the Exchange Act.
           --------------------------------------------------

     Section 16(a) of the Securities Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and Amendments thereto furnished to the Company under Rule 16A-3(e) during its most recent fiscal year and Form 5 and Amendments thereto furnished to the Company with respect to its most recent fiscal year and any written representation referred to in Paragraph (b) (2) (I) of this item:

Peter Dornau and Jeffrey Tieger failed to timely file reports on Form 4 required upon the exercise of stock options on June 27, 1995 pursuant to the Company Stock Option Plans. Filings on Form 5 have subsequently been made and copies received by the Company.

                           OTHER BUSINESS
                           --------------

     As of the date of this Proxy Statement, management of the Company is not aware of any other matter to be presented at the Meeting other than as set
forth herein.   However, if any other matters are properly brought before the
Meeting, the Shares represented by valid proxies will be voted with respect to such matters in accordance with the best judgment of the persons voting them. A majority vote of the Shares outstanding is necessary to approve any such matter.


JEFFREY TIEGER, SECRETARY

/S/ JEFFREY TIEGER

Fort Lauderdale, Florida
April 22, 1997

                        OCEAN BIO-CHEM, INC.
                        4041 S. W. 47 Avenue
                    Fort Lauderdale, Florida 33314

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MAY 6, 1997


TO THE SHAREHOLDERS OF OCEAN BIO-CHEM, INC.

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Ocean Bio-Chem, Inc., a Florida corporation (formerly Star brite Corporation), will be held at the offices of Ocean Bio-Chem, Inc., 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, on May 6, 1997 at 9:00 a.m. and any and all adjournments thereof, for the following purposes:

     1. To elect two directors of the Company to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2. To consider and act upon a proposal to ratify the appointment of Infante, Lago & Company, as the independent certified public accountants of the Company.

     3. To transact such other business as properly may come before the meeting or any adjournments thereof.

     All Shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly. The giving of the proxy will not affect your right to vote in person if you attend the Meeting. Your proxy may be revoked at any time before it is voted at the Meeting by following the instruction set forth on page 1 of the attached Proxy Statement.

     Only Shareholders of record of the Common Stock of the Company at the Close of Business on April 18, 1997 are entitled to notice of and to vote at the Meeting or at any and all adjournments thereof. The accompanying Proxy is being solicited by the Board of Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ PETER G. DORNAU

PETER G. DORNAU
President
Fort Lauderdale, Florida

                        OCEAN BIO-CHEM, INC.
                        4041 S. W. 47 Avenue
                    Fort Lauderdale, Florida 33314

           Proxy for Annual Meeting of Shareholders on May 6, 1997

                 THIS PROXY IS SOLICITED ON BEHALF OF
                       THE BOARD OF DIRECTORS

     The undersigned Shareholder of Ocean Bio-Chem, Inc. hereby appoints Peter
G. Dornau and Jeff Tieger, and each of them as proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote and otherwise represent all of the shares of the Common Stock of Ocean Bio-Chem, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 6, 1997 at 9:00 a.m., local time, and at any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.

     1. The election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their successors shall be elected and shall qualify:
Name:
     Peter G. Dornau     For  /   /   Withhold Authority     /   /
     Jeff Tieger         For  /   /   Withhold Authority     /    /

     The Board of Directors recommends a vote "FOR" Item 2 below.

     2. The approval, adoption and ratification of the selection by the Board of Directors of Infante, Lago & Company, P.A., Certified Public Accountants, as Auditors for the Company for the year ending December 31, 1997.
          For  /  /     Against   /  /   Abstain     /  /


     3. To vote or otherwise represent the shares on any other business or on other matters which should properly come before the meeting or any adjournments thereof according to their decision or according to the decision of the majority of them.
     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE AND THE PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" ITEMS (1),
(2) AND (3) ABOVE.

     Unless specifically indicated, the execution of this proxy is an acknowledgment of the receipt of the Notice of Annual Meeting of Shareholders, Annual Report and Proxy Statement.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as Attorney, as Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.



Dated _____________1997                 _________________________________

                                        _________________________________